UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): July 13, 2022
 _____________________
Novan, Inc.
(Exact name of registrant as specified in its charter)
 _____________________

Delaware	001-37880	20-4427682
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
4020 Stirrup Creek Drive, Suite 110, Durham, North Carolina 27703
(Address of principal executive offices) (Zip Code)
(919) 485-8080
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
 _____________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.0001 par value	NOVN	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02. Termination of a Material Definitive Agreement.

On July 13, 2022, Novan, Inc. (the “Company”) reached agreement with Evening Post Group, LLC (“EPG”) regarding payment and termination, and the Company subsequently completed payment and termination, of its secured promissory note and security agreement (the “Promissory Note”), which was described in the Company’s Current Report on Form 8-K dated March 11, 2022. The Company achieved this termination by a payment of $10,000,000, or an approximately 39% discount on the original principal amount of the Promissory Note.

As previously reported, the Promissory Note had a principal amount of $16,500,000, with interest-only payments due over the course of the 24-month term of the Promissory Note, it bore interest at the rate of 5% per annum for the first 90 days after the closing date of the acquisition of EPI Health, LLC (“EPI Health”), 15% per annum for the following 12 months, and 18% per annum for the remainder of the term, and it was secured by the membership interests of EPI Health held by the Company and the assets of EPI Health.

On July 13, 2022, the Company and EPG entered into a payoff and termination agreement, whereby EPG agreed to deem the indebtedness obligations of the Company under the Promissory Note satisfied in full and to release all collateral if the Company paid $10,000,000 to EPG on or prior to July 14, 2022. On July 14, 2022, the Company paid $10,000,000 to EPG in full satisfaction of all outstanding indebtedness and obligations of the Company under the Promissory Note, and accordingly, the Promissory Note and related security agreements were terminated effective as of such date. Pursuant to the terms of the Promissory Note, there is no penalty for repaying the Promissory Note prior to the end of the term.

In connection with the repayment of the Promissory Note, the guaranty agreement between EPG and EPI Health, dated March 11, 2022, was terminated as of July 13, 2022, and the liens on the membership interests and assets of EPI Health were also terminated. No obligations with respect to the Promissory Note and related securities agreement or the underlying loan remain outstanding.

Item 2.04. Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

The information set forth under Item 1.02 to this Current Report on Form 8-K regarding the payoff and termination agreement and the transactions contemplated thereby are incorporated herein by reference.

Item 8.01. Other Events.

Financial Update

By satisfying the Promissory Note for a reduced amount of principal as described above, the Company has strengthened the Company’s balance sheet by removing existing liabilities and eliminating the need to make cash payments to service the interest on the Promissory Note going forward, which allows for the Company to use its cash for development of its product candidates and to support the commercialization of its products. To satisfy the Promissory Note, the Company utilized cash that had been generated through sales of its commercial products, as well as cash on hand other than from the proceeds from the Company’s registered direct offering that was completed on June 13, 2022, as the Company has and intends to continue to use those funds solely to support development of the Company’s product candidates, including SB206, and for other corporate purposes.

By satisfying the Promissory Note in this manner, the Company has also removed encumbrances from the assets of EPI Health, which allows the Company to pursue a broader range of financing options that could be used to extend the Company’s cash runway beyond the fourth quarter of 2022 and submission of the Company’s NDA for its lead product candidate, SB206, and be used to further prepare for commercialization of SB206 following approval. The Company intends to explore various alternatives for raising additional funds to support its operations, including through potential strategic partnerships, including out-licenses of its commercial product portfolio in non-US jurisdictions, and through debt or equity financing.
Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

EXHIBIT INDEX

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Forward Looking Statements

Any statements contained in this report that do not describe historical facts may constitute forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. These statements may be identified by words such as “believe,” “expect,” “target,” “anticipate,” “may,” “plan,” “potential,” “will,” and similar expressions, and are based on the Company’s current beliefs and expectations. These forward-looking statements include, but are not limited to, statements related to the Company’s pharmaceutical development of nitric oxide-releasing product candidates, such as berdazimer 10.3% gel (SB206) for molluscum contagiosum, the timing of regulatory filings, the Company’s ability to realize the benefits of the EPI Health Acquisition, the availability of potential financing options, and the Company’s cash runway. Forward-looking statements are subject to a number of risks and uncertainties that could cause actual results to differ materially from the Company’s expectations, including, but not limited to, risks related to the EPI Health Acquisition; risks related to the regulatory approval process, which is lengthy, time-consuming and inherently unpredictable, including the risk that the FDA will not agree with the Company’s approach to a potential NDA submission, that the Company’s product candidates may not be approved or that additional studies may be required for approval or other delays may occur, that the Company may not have sufficient quantities of drug substance and/or drug product to support regulatory submissions and that the Company may not obtain funding sufficient to extend its cash runway beyond the fourth quarter of 2022 or to complete the regulatory or development process; the Company’s limited experience as a company in obtaining regulatory approvals and commercializing pharmaceutical products; risks and uncertainties in the Company’s ongoing or future product development activities and preclinical studies, which may not prove successful in demonstrating proof-of concept, or may show adverse toxicological findings, and even if successful may not necessarily predict that subsequent clinical trials will show the requisite safety and efficacy of the Company’s product candidates; any operational or other disruptions as a result of the COVID-19 pandemic; the Company’s ability to obtain additional funding or enter into strategic or other business relationships necessary or useful for the further development or commercialization of the Company’s product candidates and the operation of its business on terms that are acceptable to the Company or at all; and other risks and uncertainties described in the Company’s annual report filed with the Securities and Exchange Commission on Form 10-K for the twelve months ended December 31, 2021, and in the Company’s subsequent filings with the Securities and Exchange Commission. Such forward-looking statements speak only as of the date of this press release, and the Company disclaims any intent or obligation to update these forward-looking statements to reflect events or circumstances after the date of such statements, except as may be required by law.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Novan, Inc.

Date: July 19, 2022	By:	/s/ John M. Gay
John M. Gay
Chief Financial Officer